UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 5, 2006

                           Entertainment Is Us, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                    001-31263                  98-034160
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
    of incorporation or                                      Identification No.)
       organization)

                              One Magnificent Mile
                      980 North Michigan Avenue, Suite 1400
                                Chicago, IL 60611
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 988-4808

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                     1065 Avenue of the Americas, 21st Floor
                            New York, New York 10018
                                 (212) 930-9700
                              (212) 930-9725 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

/_/  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

In connection with the appointment of Loic R. Humphreys to the Board of Directors of Entertainment Is Us, Inc. (the "Company"), as described in more detail in Item 5.02 below, Mr. Humphreys and the Company entered into an indemnification agreement. The indemnification agreement requires the Company to indemnify and hold harmless Mr. Humphreys to the fullest extent permitted by law for claims relating to any capacities in which Mr. Humphreys may serve with the Company or any subsidiary of the Company. The obligations of the Company under the indemnification agreement are guaranteed by Sunkyo Corporation, a wholly owned subsidiary of the Company. A copy of the indemnification agreement is annexed hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02 Election of Director

On July 5, 2006, Loic R. Humphreys was appointed as a director of the Company.

Since 2003, Mr. Humphreys has served as the President of International Business Trading SA, a commercial, industrial and financial engineering firm based in Geneva, Switzerland. Mr. Humphreys is also one of the founders of International Business Trading, whose areas of expertise include debt recovery, insurance and imports and exports. From 2000 to 2001 and since 2003, Mr. Humphreys has served as a personal consultant to the inventor of a patented water treatment system. Since 1998, Mr. Humphreys has been engaged in sovereign debt recovery efforts in conjunction with SOGESCAM, a Cameroon (Africa) based company.


Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits

10.1 Indemnification Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entertainment Is Us, Inc.





                             Date: July 10, 2006

                            /s/ Noriyuki Kanayama
                            -----------------------------
                            Noriyuki Kanayama,
                            Chief Executive Officer, Director